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                                                                 Exhibit 10(ddd)


                   THIRD AMENDMENT TO OPERATING AGREEMENT OF
                         DETROIT ENTERTAINMENT, L.L.C.
                     A MICHIGAN LIMITED LIABILITY COMPANY


THIS THIRD AMENDMENT TO OPERATING AGREEMENT (the "Third Amendment") is made and entered into as of the 21/st/ day of January, 2001, by and between CIRCUS CIRCUS MICHIGAN, INC., a Michigan corporation, ("Circus") and ATWATER CASINO GROUP, L.L.C., a Michigan limited liability company, ("ACG"), with reference to the following:

     A. Circus and ACG desire to refine the definition of Tax Distribution as set forth in Appendix A of the Detroit Entertainment, L.L.C. Operating Agreement for the purpose of giving guidance to the Management Committee of Detroit Entertainment, L.L.C. regarding the amount and timing of any Tax Distribution made under the terms and provisions of the Detroit Entertainment, L.L.C. Operating Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The definition of "Tax Distribution" set forth in Appendix A of the Detroit Entertainment, L.L.C. Operating Agreement is hereby amended in its entirety to read as follows:

          "Tax Distribution" when used with respect to a Member means, as to each Fiscal Year, the maximum federal, State of Michigan, and City of Detroit and/or other Michigan local municipal tax rate multiplied by such Member's estimated distributive share of Profits of the Company for such Fiscal Year, and when used with respect to the Company means with respect to each Fiscal Year an amount equal to the sum of all of the Members' Tax Distributions with respect to such Fiscal Year. Upon the request of the Management Committee of the Company, the Company's independent certified public accounting firm shall certify in writing to the Company and its Members the maximum federal, State of Michigan and City of Detroit individual and/or corporate tax rate (or other Michigan local municipal individual/or corporate tax rate as requested by the Management Committee) for the tax year specified by the Management Committee, which shall be the tax rates used for computation of the Tax Distribution for estimated distributive profits allocated to the Members for said specified tax year. Each Member shall receive the same percentage Tax Distribution based upon the Member's distributive share of the Profits of the Company. [E.g. By way of example only, if the actual estimated highest percentage of combined federal, State of Michigan and City of Detroit tax liability of any Member or of one of the members of any Member is 40%, then an amount equal to 40% of each Member's

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          distributive share of estimated Profits of the Company for the relevant quarter of the Fiscal Year shall be distributed to each Member.] Each Member shall receive such Tax Distribution on April 10, June 10, September 10 and January 10, or the next business day, if a holiday or weekend, of every Fiscal Year based on the Member's distributive share of estimated profits through the preceding month of such Fiscal Year reduced by prior Tax Distributions already received by the Member for the relevant Fiscal Year. The Members recognize and acknowledge that they may be receiving a Tax Distribution well in advance of the date their actual tax liability is due (for example, in April of 2000 for a tax payment due in April of 2001), and each Member, and the members of each Member, shall be solely responsible for reserving any early Tax Distribution for payment of its, or their, tax liability.

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the date first set forth above.

CIRCUS CIRCUS MICHIGAN, INC., a        ATWATER CASINO GROUP, L.L.C., a
Michigan corporation, Member           Michigan limited liability company,
                                       Member

By: GLENN SCHAEFFER                    By:  Atwater Entertainment Associates,
    -------------------------               L.L.C., a Michigan limited liability
Its: President                              company, Member
    -------------------------

                                            By:  VIVIAN CARPENTER
                                                 --------------------------
                                            Its: President
                                                 --------------------------

                                       By:  Z.R.X, L.L.C., a Michigan limited
                                            liability company, Member

                                            By:  Z.L.M. Corporation, a
                                                 Michigan Corporation

                                                 By:  THOMAS CELANI
                                                      ---------------------
                                                      Thomas Celani,
                                                      President


                                                 By:  MARIAN ILITCH
                                                      ---------------------
                                                      Marian Ilitch,
                                                      Secretary and Treasurer

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